UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

April 27, 2020

Date of Report (Date of earliest event reported)

World Health Energy Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-30256	59-2762023
(Commission File Number)	(IRS Employer Identification No.)

1825 NW Corporate Blvd. Suite 110, Boca Raton, FL5243

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 870-0440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 1.01 Entry into a Material Definitive Agreement

The disclosures set forth in Item and 2.01 of this Current Report on Form 8-K are incorporated herein by reference

Item 2.01 Completion of Acquisition or Disposition of Assets

On April 27, 2020, World Health Energy Holdings, Inc., (the “Company” or “WHEN”), completed a reverse triangular merger pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) among the Company, R2GA, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Sub”), UCG, Inc., a Florida corporation (“Seller”), SG 77 Inc., a Delaware corporation and wholly-owned subsidiary of Seller (“SG”), and RNA Ltd., an Israeli company and a wholly owned subsidiary of SG (“RNA”). Under the terms of the Merger Agreement, R2GA merged with and into SG, with SG remaining as the surviving corporation and a wholly-owned subsidiary of the Company (the “Merger”). The Merger was effective as of April 29, 2020, upon the filing of a copy of the Merger Agreement and certificate of merger with the Secretary of State of the State of Delaware (the “Effective Time”), whereby SG became a direct and wholly owned subsidiary of the Company and RNA indirect wholly owned subsidiary of the Company. Unless the context otherwise requires, “WHEN” shall refer to the Company prior to the Effective Time and the “Company” and similar expressions refer to the Company, after the Effective Time (post-Merger).

As consideration for the Merger, the Company issued to Seller 3,870,000 Series B Convertible Preferred Stock, par value $0.0007 per share, of the Company (the “Series B Preferred Shares”). Each share of the Series B Preferred Shares will automatically convert into 100,000 shares of the Company’s common stock, par value $0.0007 (the “Common Stock”), for an aggregate amount of 387,000,000,000 shares of the Company’s Common Stock, upon the filing with the Secretary of State of Delaware of an amendment to the Company’s certificate of incorporation increasing the number of authorized shares of Common Stock that the Company is authorized to issue from time to time. The Company anticipates shortly obtaining the requisite shareholder consent to increase the Company’s number of authorized shares of Common Stock that may be issued from time to time. Each of Gaya Rozensweig and George Baumeohl, directors of the Company, are also the sole shareholders and directors of UCG.

The shares of the Series B Preferred Shares issued at the Closing were not, and the shares of Common Stock issuable upon conversion thereof will not be, not registered under the Securities Act of 1933, as amended (the “Securities Act”), and were in each case offered, sold and issued in reliance upon the exemption from registration provided by Section 4 (a) (2) of the Securities Act, as a transaction by an issuer not involving a public offering, and Rule 506 of Regulation D promulgated thereunder. Each of the certificates or instruments evidencing the shares of Series B Preferred Shares and, the Common Stock issuable upon conversion thereof, will bear a legend to the effect that the resale of such shares require registration or an applicable exemption from the registration requirements of the Securities Act.

RNA is primarily a research and development company that has been performing software design work for the Seller in the field of cybersecurity. SG is primarily engaged in the marketing and distribution of cybersecurity related products. In anticipation of the transaction contemplated under the Merger Agreement, SG was formed and all of the cybersecurity rights and interests held by the Seller, including the share ownership of RNA, were assigned to SG. The Company intends to continue the business of SG/RNA as the Company’s principal business enterprise.

The foregoing description of the Merger Agreement and the Series B Preferred Shares do not purport to be complete and are qualified in their entirety by reference to the complete text of the Merger Agreement and the Series B Preferred Designation Certificate filed as exhibits to the this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities

The disclosures set forth above in Item 2.01 of this Current Report on Form 8-K are incorporated herein by reference.

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The foregoing issuances of the Series A Preferred Shares were made in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”), in reliance upon exemptions from the registration requirements of the Act in transactions not involving a public offering, including, but not limited to the exemption provided pursuant to Rule 506(b) of Regulation D, as promulgated by the Securities and Exchange Commission under the Act for offers and sales of restricted securities in a private, non-public transactions.

FORWARD-LOOKING STATEMENTS

Statements in this Current Report on Form 8-K may be “forward-looking statements.” Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements relating to our future activities or other future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and are likely to, differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those described above and those risks discussed from time to time in this report, including the risks described under “Risk Factors” in this report and in other documents which we file with the SEC. In addition, such statements could be affected by risks and uncertainties related to:

●	Our ability to raise funds for general corporate purposes and operations and to realize our business plan;

●	The commercial feasibility and success of our online data security technology based solutions that we intend to market;

●	Our ability to recruit qualified management and technical personnel; and

The other risk factors discussed under “Risk Factors” section and elsewhere in this Current Report on Form 8-K.

Any forward-looking statements speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of such statements.

The terms the “Company,” “we,” “us,” and “our” refer to the combined enterprises of World Health Energy Holdings, Inc., SG 77 Inc., and RNA Ltd., after giving effect to the Merger and the related transactions described below, except with respect to information for periods before the consummation of the Merger which refer expressly to RNA, as specifically indicated.

Overview of the Business of SG/RNA

RNA is a software security company that designs, develops and markets data security software based solutions. RNA’s solutions are intended for parental or other legal guardian use to protect their minor children when online and for use by commercial enterprises to prevent unauthorized transfer of proprietary and confidential enterprise data.

SG is primarily the marketing arm of the enterprise. RNA has historically designed and developed software based solutions for the Seller.

In order to grow in this rapidly evolving market, the Company has developed a growth strategy. Our strategy includes the following;

●	Bringing the next generation of online cyber security technologies to our target markets,

●	Driving increased demand for our products in new applications and new markets,

●	Increasing the adoption of our cyber security technologies,

●	Continuing to expand our client base in segments beyond our core business, and

●	Acquiring security technology companies that either expand our technology portfolio or our customer base.

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Industry Background

User Behavior Analytics (UBA) is the process of collecting data on the events generated by software based device users through their daily activity across different networks and leverages machine learning, algorithms, statistics and probability to organize that data into logical, useful analytics reports that highlight activity significant to an organization or an individual. This knowledge, in the case of an enterprise helps businesses scale processes, ensure compliance rules are met, and more popularly, protects the organization against insider threats and aids with the investigation process in the event of a breach in security. Additionally, this knowledge can be used by a parent to oversee a child’s internet usage to guard against unwanted or dangerous patters.

UBA is a type of cyber security process that takes note of the normal conduct of users. In turn, they detect any anomalous behavior or instances when there are deviations from these “normal” patterns. For example, if a particular user regularly downloads 10 MB of files every day but suddenly downloads gigabytes of files, the system would be able to detect this anomaly and alert them immediately. In the case of a child, if such child normally has 100 calls or messages per day and suddenly gets a significantly less amount on any given day, then the parent is warned of such development.

We have developed UBA software that the addresses the security concerns of businesses and other enterprises and also of parents overseeing their minor children’s on-line activities.

Parental cyber protection of minor children

Parental control software allows parents to limit the access or use of adult content or a specific type of content to their children. According to Market Research Future, the Global Parental Control Software Market is worth $1.52 billion and is expected to expand at a 9.54% compounded annual growth rate (CAGR) during the forecast period from 2018 to 2023. There are many benefits to providing young people (minors) with access to social media including self-education and participating in social activities. Nevertheless, minors remain vulnerable to inappropriate content such violent videos, aggressive or sexual content, images and games etc. as well as online activities of a potentially criminal nature.

The popularity of social media results in young people spending hours each day watching videos, viewing photos and other content posted by friends, family members, celebrities or public figures. Due to such patterns of use, parental control software solutions serve to enable parents or legal guardians the ability to view their children’s online activity and set internet filters.

An additional contributor to the market growth of these types of parental cyber protection systems is the increasing number of cyberbullying cases worldwide. According to Centers for Disease Control and Prevention (CDC) in the U.S., in 2017, 14.9% of high school students were cyberbullied, either though Facebook, text messaging, Instagram, or other social media platforms. Based on these projections, North America accounted for the largest market in 2017, with a share of 46.4% (a market value of $706,000,000), with an expected 8.63% CAGR increase in the upcoming years. Valued at $436,150,000 with an expected 10.23% CAGR, Europe was the second largest market in 2017.

There are multiple products commercially available that enable everyday consumers to place a smartphone under close surveillance. Such can include capturing SMS message data from the phone, recordings of phone conversations, internet browsing data, private videos or photos. Furthermore, some spyware enables “live access” to the smartphone’s camera and/or microphone.

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The Problem of Teen Suicide

Another significant problem in the world today is suicide. The World Health Organization (WHO) estimates that each year there are approximately one million people who commit suicide, representing a global mortality rate of 16 people per 100,000 or one death every 40 seconds, making suicide amongst the three leading causes of death for persons between 15 to 44 years of age.

Due to these alarming statistics, psychologists around the world have begun studying the phenomenon, seeking behavioral patterns which could enable us to detect if a person is depressed or even suicidal. Though experts and parents know how to recognize signs of depression, the increasing use of technology and social media makes recognizing depression and suicidal intents almost impossible for the unprofessional eye to see. Therefore, there is a need for a digital tool which can detect any problem needing professional attention before it is too late.

North America accounted for the largest market share of 46.4% in 2017 (market value $706 million) with expected 8.63% CAGR during the coming years. Europe was the second-largest market in 2017, valued at $436.15 million (CAGR 10.23%).

Growth in the U.S. market is driven by the increase in internet usage among children, the growing adoption of smartphones and tablets among children, increasing cases of cyberbullying activities in the country, and the emergence of harmful games, including the Blue Whale Challenge, which asked the recruited children to commit suicide in its final tasks.

Additionally, the increasing use social media platforms and sites in the country and rising investments from key players of the market in research and development of parental control software solutions are also contributing in boosting the market in North America.

We believe a unique window of opportunity exists to capture significant market share within the parental control market. Our products leverage several key factors:

●	Our algorithms are designed based on information collected from cellphones of minors who have committed suicide; and

●	Our system analyzes every activity on the phone, collates the information with a view to identifying changes in the patterns of the individual’s behavior. Any change in a recognized pattern is highlighted as a red flag, which in turn sends us an alert to the parent or the adult guardian.

We believe that our solutions’ ability to identify patterns of behavior and subsequent variations to these patterns provides a competitive advantage to other commercially available monitoring solutions.

Commercial Enterprise Security

Commercially available technologies provide management with the capability of analyzing the performance of their employees. Employee monitoring software is used to track employees’ online activities, such as software usage, Internet browsing, networking interactions, and active and idle computer time. Administrators can use software-generated reports to plan strategies to assess employee productivity and performance and improve productivity.

When adding a work email address to their phone, employees are likely be asked to install a Mobile Device Management (MDM) profile. MDM is set up by the company’s IT department to reach inside the phone in the background, allowing them to ensure the device is secure, know where it is, and remotely erase data if the phone is stolen. MDM’s main role is to increase security, corporate functionality, securing emails, securing corporate documents on devices, integrating and managing mobile devices including laptops and handheld devices. The implementation of MDM can either be a cloud-based software or an on-premises software.

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MDM profiles, paired with device management tools, allow companies to track employee phones in a single dashboard. They can mitigate security breaches or potential harm from a rogue employee. However, for employees, it is difficult to tell what these invisible profiles are collecting behind the scenes.

The market for employee monitoring technology is vast and provides software based options fulfilling a wide range of functions from attendance tracking, payroll integration, to detecting potential fraudulent activities by monitoring key logs. Some employee monitoring and time tracking tools are built into project management systems and, because of their core function, are often offered as add-ons for HR solutions.

The Mobile Device Management (MDM) market size was $2.36 billion in 2017 and is projected to reach USD 7.86 Billion by 2023 with a CAGR of 22.8% between 2018 and 20231.

Management believes that there is a significant opportunity to apply the technologies it has developed for the parental cyber protection sector to the enterprise market, providing management with a much deeper and broader way of analyzing and understanding employee behavioral patterns.

As noted above, MDM is widely used. However, MDM focuses on monitoring and eliminating threats which come from outside the organization, while significant threats arise from within the organization.

According to Space Market Now, in 2017, the Mobile Device Management market size was of $2.36 billion and projected to reach $7.86 billion by 2023 with a CAGR of 22.8% between 2018 and 2023.

We believe a unique window of opportunity exists to apply the technologies we developed for the personal sector to the enterprise market, our technology leverages several key distinctions:

●	Management can analyze employee computer activities.

●	Asses and improve employee productivity and protect corporate confidential information at ease.

●	The software is deployed silently over the network in minutes with no use prompts.

●	Smart and Small Agent in each PC & server.

●	BI Style smart report generator.

Our solution analyzes any variations to the online behavioral patterns of employees and other services providers in order to alert management or those in supervisory roles of any suspicious behaviors or activities that can compromise an enterprise’s business and proprietary information.

The Company’s Solution

B2C

Our B2C product line is positioned as the “ultimate parental cyber solution”. Our solution incorporates a range of features enabling parents to view and manage their children’s phones. The key elements of our proprietary solutions include the following:

●	Analyze all incoming and outgoing written data,

●	access to all incoming and outgoing audio communication,

●	Analyze real time location tracking,

●	analyze environmental surroundings using the mobile device's sensors, and

●	analyze online cyber activity.

1 https://spacemarketnow.com/427831/mobile-device-management-mdm-market-2019-global-analysis-segments-size-share-industry-growth-and-recent-trends-by-forecast-to-2023/

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Our B2C Analytics product developed having all the capacities of the B2C product yet tailored to variations in online behavioral patterns, whether vocally, via SMS or any other way. If there is a change in behavior patterns, the product is designed to immediately send the parent or adult guardian an alert. For example, one of the identifiable indicators before suicide is social withdrawal, something which today appears as a significant decrease in text message exchanges. The system categorizes this decrease as a red flag. Moreover, prior to suicide, there are certain words and phrases which usage are increase, should the system detect these it will put them in the red flag category.

While analyzing voice calls based on; tone of speech, lengths of the conversation and the frequency of calls, B2C Analytics is capable of identifying changes in behavioral patterns and flagging these. I.e. studies showed that with mental health decrease, the frequency of calls decreases and the sentences along with the length of the conversations get shorter.

B2B

Though MDM’s are widely used in the workforce, they are focused on providing protection from threats originating outside the organization. Our commercially available B2B product, provides such protection but also is designed to prevent threats to data loss or unauthorized use or transfer originating from persons within the organization.

Our technology was developed having all the capabilities of the B2C product which we believe go beyond the capabilities of existing MDM solutions. The key elements of our proprietary solutions include the following:

●	Detection, command and control.

●	Archiving. Detection system sends data to a closed Database which prevents data overwrite. These data reports may also be exported.

●	Generate reports. B2B generates time reports helping analyze employee activity and improving employee efficiency.

Our B2B product, will be provided as business to business (B2B) under the SaaS model through distributors with existing relationships with target enterprises. Potential distributors include cyber security vendors, IT companies, anti-virus and suppliers of MDM.

Product Offerings

B2C

RNA/SG offer a comprehensive solution which is designed to enable parents wishing to observe their children’s online behavior to learn if they are accessing inappropriate websites and content and/or to protect them from a range of threats including cyberbullying and identity theft. The main features of the B2C product include:

●	Gaining access to all incoming and outgoing written data. Offering the option to flag specific contacts and get real-time alerts if they make contact.

●	Gaining access to all incoming and outgoing audio communications.

●	Real Time Location Tracking: Instantly accessing a current location, even when regular GPS services are unavailable. As well as the ability to check their location history or set a virtual barrier that will alert you if your child has left their safe-zone or has entered a danger-zone.

B2C Analytics

The main features of the B2C Analytics include:

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●	Analyzing Text Messages: the system analyzes every text message that is sent or received on the device.

●	Media Analyzer: We analyze the media traffic in the device, measuring the volume of traffic of both photos and videos received and sent from the device and comparing it to personal habits as well as pre-collected data from all over the world.

●	Voice Calls Analyzer: The system analyses different categories of information collected from voice calls on the device. It analyses the tone of speech, the lengths of the conversations as well as the frequency of the calls.

●	Routine Analyzer: The system detects daily, weekly, and monthly route patterns, if any such patterns are broken, you will receive an alert.

●	Real Time Location Tracking: allowing you to create virtual boundaries around specific locations like home, school or forbidden sites and to receive an alert if your child steps out of such boundaries.

B2B

The main features of our B2B solutions are similar to those of the B2C product features adapted for use by commercial enterprises. These features include:

●	Detection: The ability to analyze employees’ organizational behavior, active on a mobile, tablet. desktop and server device. This enables an employer or manager to instantly identify and prevent the unauthorized behavior such as but not limited to: access, download or transfer of company documents or information.

●	Routine Analyzer: Identifying non-routine employee activities such as correspondence that suggests the employee is planning to resign or a change in a behavioral pattern i.e. if the company bookkeeper prints out salary slips every month and suddenly there is a change.

●	Alerts: Receive alerts when a behavioral pattern changes, i.e. unauthorized files are accessed. In the event of a data leak with external memory device, an alert that an external user has accessed the system.

Competitive Advantages of the Our Solutions

B2C and B2C Analytics

The key players of global parental control software market are McAfee LLC (US), Avanquest (France), Bitdefender (Romania), SaferKid (US), Symantec Corporation (US), Webroot Inc. (US), Content Watch Holdings, Inc. (US), Verizon Communications Inc. (US), Mobicip LLC (US), and Trend Micro Inc. (Japan).

B2C Analytics offers a product that goes beyond the capabilities of competing products as it was developed alongside the neuroscience department of Tel Aviv University. The algorithm was based on data collected from cellphones of individuals who committed suicide thus making the it a more accurate pattern analyzer. We focus on behavioral pattern changes and have developed a unique alert system, which enables us to detect the threat at an early stage and protect your loved ones. Another competitive advantage B2C Analytics offers is its user-friendly interface. Contrary to some of our competitors, our software is easy to install and operate, there is no need for third-party assistance to install or tutorial to use, thus saving both precious time and money.

B2B

Our B2B solution goes beyond the capabilities of existing MDM solutions. While MDM solutions focus on monitoring and eliminating threats arising from outside the organization, we offer cyber protection which eliminates threats arising from within the organization. B2B analyzes the patterns of which files and applications the user accessed, duration of the user access, and user activity building a behavioral pattern. The system sends you alerts in the event any change is made in the behavioral pattern such as unauthorized access to files, data leak with external memory device, system access by an external user, and alerts according to every parameter.

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B2B is easy and quick to install and distribute in all the organization devices, including but not limited to cellphone, computers, servers and other OP based devices. The system is a non-intervening observing system that cannot be detected. Furthermore, B2B a lightweight system and therefore does not burden on the organization’s operations, as would competitor systems.

Our B2B product is currently being used by certain city municipalities around the country to help detect behavioral pattern changes and send an alert warning if their system becomes compromised. There is a growing clientele for our products, B2B is currently sold and used by numerous global businesses, mainly in Latin America and Europe.

Market Penetration Strategy

Through RNA, we currently have 107 resellers and a user base of approximately 14,600 paying users. We believe that maintaining and expanding the reseller network, while focusing more strongly on direct sales (B2C model) will allow us to achieve a leading position in the market.

Online Marketing

Subject to raising the needed capital, of which no assurance can be provided, we intend to invest a minimum of $1,000,000 in marketing during the year 2020. The raised investment will serve develop a sales and support office in Switzerland which shall provide service to the European market for our enterprise users, our B2B product. Additionally, the funds will serve to finance the currently utilized online target marketing service to help increase our sales with regards to the Parental services, our B2C product.

B2B Product

Our B2B product will be provided as a B2B under the SaaS model through resellers with existing relationships with target enterprises. Potential resellers include cyber security vendors, IT companies, anti-virus providers and MDM suppliers. Subject to further research, the product will be available as a white label, enabling resellers to integrate the product into their existing range of products.

Our Revenue Model

B2C and B2C Analytics are based on a business to consumer (B2C) revenue model. The parents or lawful guardian purchase the program from resellers, who purchase it from us at a fixed amount per device per year. As our products are white label, in the future we intend to create our own resellers and thus receive the full sum per device sold. This revenue model is based on recurring revenues in which there is an annual or semi-annual, depending on the subscription choice. Following the initial cost, the margins are big seeing as there is no additional cost following the purchase of a license. We expect to generate revenues from the recurring fees as well as from the targeted online marketing.

Our B2B solution is sold through in a business to business (B2B) model through resellers with existing relationships with target enterprises. We are currently focusing on small to medium businesses, up to 50 devices. When the company purchases the program there is a onetime installation and a monthly fee per device. There is an installation fee and then a monthly fee per device on which the software is installed.

Research and Development

RNA’s research and development efforts historically have been, and will continue to be, concentrated on product enhancement, new technology development, and related new product introductions. We will employ a team of full-time engineers and, from time to time, also engage independent engineering firms to conduct non-strategic research and development efforts on our behalf.

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Competition

Our main competition in the global parental control software market are McAfee LLC (US), Avanquest (France), Bitdefender (Romania), SaferKid (US), Symantec Corporation (US), Webroot Inc. (US), Content Watch Holdings, Inc. (US), Verizon Communications Inc. (US), Mobicip LLC (US), and Trend Micro Inc. (Japan). These are companies may have been in the market longer than our company, or a more recognizable name, but our algorithms are formed to trace behavioral pattern changes in the user as opposed to the machine, thus providing a better understanding of the user.

With regards to the enterprise model (B2B model) and software available to protect businesses, we believe that B2B is truly unique. Our main known competitor is Checkpoint Systems, yet, our cyber software provides unique protection by analyzing inner company behavioral patterns as well as external, thus aiding our clients to foresee security breaches whether from an internal or external threat.

Risk Factors

An investment in our Company involves a significant level of risk. Investors should carefully consider the risk factors described below together with the other information included in this Current Report on Form 8-K. If any of the risks described below occurs, or if other risks not identified below occur, our business, financial condition, and results of operations could be materially and adversely affected.

Risks Relating to Our Business and Industry

Our ability to continue as going concern is in doubt absent obtaining adequate new debt or equity financing and achieving sufficient sales levels.

We anticipate that we may continue to lose money during 2020 as we integrate new operations and acquire additional entities as part of our plan of operation. Our continued existence is dependent upon generating sufficient working capital and obtaining adequate new debt or equity financing. Because of our continuing losses, we may have to continue to reduce our expenditures, without improvements in our cash flow from operations or new financing. Working capital limitations continue to impinge on our day-to-day operations, thus contributing to continued operating losses.

We will need to raise significant capital in order to realize our business plan and the failure to obtain the needed funding could lead to our operational failure.

We will need to raise at least $1 million following the Merger in order to design and develop our second-generation online security and data protection technologies, expand our market strategy and potentially acquire complementary technologies. Without adequate funding, we also may not be able to accelerate the development and deployment of our products, respond to competitive pressures and develop new or enhanced products. At the present time, we have no commitments for any financing, and there can be no assurance that capital will be available to us on commercially acceptable terms or at all. We may have difficulty obtaining additional funds as and when needed, and we may have to accept terms that would adversely affect our stockholders. Any failure to achieve adequate funding will delay our development programs and product launches and could lead to abandonment of one or more of our development initiatives, as well as prevent us from responding to competitive pressures or take advantage of unanticipated acquisition opportunities.

Any additional equity financing may be dilutive to stockholders, and debt and certain types of equity financing, if available, may involve restrictive covenants or other provisions that would limit how we conduct our business or finance our operations.

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Even if we raise funds to address our immediate working capital requirements, we also may be required to seek additional financing in the future to respond to increased expenses or shortfalls in anticipated revenues, accelerate product development and deployment, respond to competitive pressures, develop new or enhanced products, or take advantage of unanticipated acquisition opportunities.

These conditions raise substantial doubt as to our ability to continue as a going concern and may make it more difficult for us to raise additional capital when needed. The accompanying consolidated financial statements do not include any adjustments relating to the recoverability of reported assets or liabilities should we be unable to continue as a going concern.

We have a history of losses and expect to incur losses and negative operating cash flows in the future.

We expect our operating losses to continue as we continue to expend resources to further develop and enhance our technology offering, to complete prototypes for proof-of-concept, obtain regulatory clearances or approvals as required, expand our business development activities and finance capabilities and conduct further research and development. We also expect to experience negative cash flow in the short-term until licensing revenues increase from our planned acquisitions.

We do not have a long operating history which makes it difficult for you to evaluate our business.

RNA commenced operations in 2015. Accordingly, there is currently no historical information regarding our revenue trends and operations upon which investors can evaluate our business. Our prospects must be considered in light of the substantial risks, expenses, uncertainties and difficulties encountered by entrants into the cyber security industry, which is characterized by increasing intense competition and the relative failure rates.

The nature of the technology platforms utilized by us are complex and highly integrated, and if we fail to successfully manage releases or integrate new updates, it could harm our revenues, operating income, and reputation.

The technology platforms developed by us accommodate integrated applications that include our own developed technology and third-party technology, thereby substantially increasing their functionality. By enabling such system interoperability, our communications platform both reduces implementation and ongoing costs, and improves overall management efficiencies.

Due to this complexity and the condensed development cycles under which we operate, we may experience errors in our software, corruption or loss of our data, or unexpected performance issues from time to time. For example, our solutions may face interoperability difficulties with software operating systems or programs being used by our customers, or new releases, upgrades, fixes or the integration of acquired technologies may have unanticipated consequences on the operation and performance of our other solutions. If we encounter integration challenges or discover errors in our solutions late in our development cycle, it may cause us to delay our launch dates. Any major integration or interoperability issues or launch delays could have a material adverse effect on our revenues, operating income and reputation.

The market opportunity for our products and services may not develop in the ways that we anticipate.

The demand for our products and services can change quickly and in ways that we may not anticipate because the market in which we operate is characterized by rapid, and sometimes disruptive, technological developments, evolving industry standards, frequent new product introductions and enhancements, changes in customer requirements and a limited ability to accurately forecast future customer orders. Our operating results may be adversely affected if the market opportunity for our products and services does not develop in the ways that we anticipate or if other technologies become more accepted or standard in our industry or disrupt our technology platforms.

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We could be vulnerable to security breaches if certain third-parties attempt to gain access through our systems because of unknown weaknesses in our clients’ infrastructures.

Our products contain technology that incorporates the use of secret numbers and encryption technology. A cyber incident could disrupt our ability to provide our product to customers which can cause us to suffer significant monetary and other losses as well as significantly harm our reputation. We expect that there are likely to be hacking attempts intended to impede the performance of our products, disrupt our services and harm our reputation as a company, as the processes used by computer hackers to access or sabotage technology products, services and networks are rapidly evolving in sophistication.

The online security and device management industry is highly competitive, and we have a number of competitors that are larger and have greater resources.

We operate in an intensely competitive market which experiences rapid technological developments, changes in customer requirements and changes in industry standards. These in addition to the frequent new product introductions and improvements offered by our competitors. Our competitive position could weaken, and we could experience a drop-in revenue in we are not able to anticipate or react to competitive challenges or if new or existing competitors gain market share in any of our markets. In order to successfully compete, we must maintain a successful research and development effort to develop new product and enhance our existing products. Should we not be successful in responding to our competitors or to changing technological and customer demands, the outcome could be a negative effect on our competitive position and our financial results.

Another challenge is the growing competition from network equipment and computer hardware manufacturers as well as large operating system providers. These firms continuously develop and incorporate into their products data protection and storage and server management software that competes at some levels with our product offerings. Our competitive position could be adversely affected to the extent that our customers perceive the functionality incorporated into these products as replacing the need for our products.

Many of our competitors have deeper pockets, greater technical, sales, marketing, or other resources than we do and consequently may have the ability to influence customers to purchase their products instead of ours.

There is uncertainty as to market acceptance of our technology and services.

The demand for our products and services can change quickly and in ways that we may not anticipate because the market in which we operated is characterized by rapid, and sometimes disruptive, technological development.

We may not be able to complete or integrate successfully any potential future acquisitions, partnerships or joint ventures.

Acquisitions can involve a number of special risks and challenges, including but not limited to:

●	Complexity, time and costs associated with the integration of acquired business operations, workforce, products and technologies into our existing business, sales force, employee base, product lines, and technology.

●	Management distraction from our existing business and other business opportunities.

●	Employee termination could occur and thus inducing costs associated with the termination of those employees.

●	Assumption of debt or other liabilities of the acquired business, including litigation related to the acquired business.

●	Increased expenses and working capital requirements.

●	Dilution of existing stockholders’ shares.

●	Increased costs and efforts in connection with compliance with Section 404 of the Sarbanes-Oxley Act.

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Integrating an acquired business can be complex, time consuming, as well as an expensive process, which can impact the effectiveness of our internal control over financial reporting.

If such integration is unsuccessful, we may not realize the potential benefits of an acquisition or suffer from adverse effects that we currently cannot foresee.

Any of the foregoing, along with other factors, could harm our ability to achieve anticipated levels of profitability from such acquired businesses or to realize other anticipated benefits of such acquisitions. Due to the fact that acquiring high technology companies is inherently risky, there can be no assurance that future acquisitions will be successful and shall not adversely affect our business, financial condition or operating results.

If we cannot keep pace with rapid developments and changes in our industry and provide new services to our clients, the use of our services could decline, reducing our revenues.

Our future success depends on our ability to respond to the rapidly changing needs of our customers by developing product upgrades and introducing new products on a timely basis. Though we have and continue to incur, significant research and development expenses, the development and introduction of a new product involves significant resources and time commitment and is therefore subject to risks including:

●	Managing the length of the development cycle for new product enhancements, which could be longer than originally anticipated.

●	Adapting our products to the endlessly evolving industry standards and to our competitors’ technological developments.

●	Entering into new markets in which we have limited experience.

●	Incorporating acquired products and technologies.

●	Integrating our various security and storage technologies, management solutions, and support into unified enterprise security and storage solutions.

●	Developing or expanding efficient sales channels.

In addition, if we cannot adapt our business models to keep pace with industry trends, our revenue could be negatively impacted.

If we are not successful in managing these risks and challenges, or if our new products, product upgrades, and services are not technologically competitive or do not achieve market acceptance, our business and operating results could be adversely affected.

Our cybersecurity system might be used for fraudulent, illegal or improper purposes, which could expose us to additional liability and harm our business.

Reputation in the cybersecurity field is an important corporate asset. An operating incident, significant cybersecurity disruption, or other adverse event may have a negative impact on our reputation. This, in turn, could make it more difficult for us to compete successfully for new opportunities, obtain necessary regulatory approvals, or could reduce consumer demand for our branded products.

Furthermore, such disruptions or fraudulent use could expose us to liabilities such as lawsuits and settlements. Such liabilities could be time consuming, costly and harmful to our business and funds.

We may be subject to the risks of doing business internationally.

We have significant operations outside of the U.S., including engineering, sales, customer support and production, these will be subject to risks in addition to those faced by our domestic operations such as:

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●	Potential loss of proprietary information due to misappropriation or laws that may be less protective of our intellectual property rights that U.S. laws or may not be adequately enforced.

●	Governmental control and other foreign law requirements, including labor restrictions and related laws that can impact our business operations.

●	Restrictions on our ability to repatriate cash from our international subsidiaries or to exchange cash availability for use in the U.S.

●	Fluctuations in currency exchange rates and economic instability such as higher interest rates in the U.S. and inflation could reduce our customers’ ability to obtain financing for software products or could make our products more expensive or could increase our costs of doing business in certain countries.

●	Longer payment cycles due to sales in foreign countries.

●	Difficulties related to administering a stock plan in some foreign countries.

●	Delays and costs related to developing software and providing support in various languages.

●	Political unrest, war, or terrorism, particularly in areas in which we have facilities.

Costs of compliance with laws and regulations

We are subject to regulatory environment changes regarding privacy and data protection and could have a material impact on our results of operations.

The growth and expansion of the company into a variety of new fields may potentially involve new regulatory issues/requirements such as the EU General Data Protection Regulation (GDPR) or the New York Department of Financial Services (NYDFS) Cybersecurity Regulation. The potential cost of compliance with or imposed by new/existing regulations and policies that are applicable to us may affect the use of our products and services and could have a material adverse impact on our results of operations.

We may not be able to successfully protect the intellectual property we license and may be subject to infringement claims.

We rely on a combination of contractual rights, copyright, trademark and trade secret laws to establish and protect our proprietary technology. We customarily require our employees and independent contractors to execute confidentiality agreements or otherwise to agree to keep our proprietary information confidential when their relationship with us begins. Typically, our employment contracts also include clauses requiring our employees to assign to us all of the inventions and intellectual property rights they develop in the course of their employment and to agree not to disclose our confidential information. Nevertheless, others, including our competitors, may independently develop similar technology to that licensed by us, duplicate our services or design around our intellectual property. Further, contractual arrangements may not prevent unauthorized disclosure of our confidential information or ensure an adequate remedy in the event of any unauthorized disclosure of our confidential information. Because of the limited protection and enforcement of intellectual property rights in many foreign markets, our intellectual property rights may not be as protected as they may be in more developed markets such as the United States. We may have to litigate to enforce or determine the scope or enforceability of our intellectual property rights (including trade secrets and know-how), which could be expensive, could cause a diversion of resources and may not prove successful. The loss of intellectual property protection could harm our business and ability to compete and could result in costly redesign efforts, discontinuance of certain service offerings or other competitive harm. Additionally, we do not hold any patents for our business model or our business processes, and we do not currently intend to obtain any such patents in Mexico, the United States or elsewhere.

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We may also be subject to costly litigation in the event our services or the technology that we license are claimed to infringe, misappropriate or otherwise violate any third party’s intellectual property or proprietary rights. Such claims could include patent infringement, copyright infringement, trademark infringement, trade secret misappropriation or breach of licenses. We may not be able to successfully defend against such claims, which may result in a limitation on our ability to use the intellectual property subject to these claims and also might require us to redesign affected services, enter into costly settlement or license agreements, pay costly damage awards, or face a temporary or permanent injunction prohibiting us from marketing or selling certain of our services. In such circumstances, if we cannot or do not license the infringed technology on reasonable terms or substitute similar technology from another source, our revenue and earnings could be adversely impacted. Additionally, in recent years, non-practicing entities have been acquiring patents, making claims of patent infringement and attempting to extract settlements from companies in our industry. Even if we believe that such claims are without merit and successfully defend these claims, defending against such claims is time consuming and expensive and could result in the diversion of the time and attention of our management and employees.

If we don’t have sufficient resellers it is possible we won’t have sufficient funds for aggressive advertising campaigns thus resulting in deficits.

We sell our products to customers around the world through resellers. Sales through indirect channels involve a number of risks, including:

●	Our resellers are not subject to minimum sales requirements or to any obligations to market our products to their customers

●	Our reseller agreements are generally nonexclusive and may be terminated at any time without cause.

●	It is possible that our resellers distribute competing products and may, occasionally, place a greater emphasis on the sale of these products due to pricing, promotions, and other terms offered by such competitors.

Currency exchange rate

Our exposure to exchange risk mainly involves sales negotiated with customers in U.S. dollars net of expenses and possible investment or loan repayments in this currency. The change in foreign currencies compared to the Israeli Shekel may have an impact on the profit and loss statements for the Company.

Fluctuations in demand for our products and services are driven by many factors, and a decrease in demand for our products could adversely affect our financial result.

We are subject to fluctuations in demand for our products and services due to a variety of factors, including general economic conditions, competition, technological changes, changes in buying patterns, financial difficulties and or budget cuts of our actual and potential customers or resellers, awareness of security threats to IT systems, and other factors. Though such factors can at times increase our sales, yet such fluctuations could have a negative impact on our product sales. If for any reason the demand for our products declines, our revenues and gross margin could be adversely affected.

Our products are complex and operate in a wide variety of computer configurations, which could result in errors or product failures.

Due to the complexity of our product, there is a chance that our products contain undetected errors, failures, or bugs, especially when products are first introduced or when new versions are released. Our products are installed and used in large-scale computing environments, therefore are subject to different operating systems, system management software and network configurations, all of which may cause errors or a failure in our products. Furthermore, these may expose undetected errors, failures, or bugs in our products.

Errors, failures, or bugs in our products could result in negative reviews and publicity, causing damage to our brand name, product returns. These in turn could result in loss of market acceptance, loss of competitive position, or claims by customers. Finally, if an actual or perceived breach of information integrity or availability occurs in one of our customer’s systems, regardless of whether the breach is attributable to our products, the market perception of the effectiveness of our products could be harmed.

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Solving any of these problems could require significant expenses and other resources and could cause interruptions, delays, or cessation of our product licensing, which could cause us to lose existing or potential customers and thus affect our operating results.

If we are unable to attract and retain qualified employees, lose key personnel, fail to integrate replacement personnel successfully, or fail to manage our employee base effectively, we may be unable to develop new and enhanced products and services, effectively manage or expand our business, or increase our revenues.

Our future success depends upon our ability to recruit and retain our key management, technical, sales, marketing, finance, and other critical personnel. Our officers and other key personnel are employees-at-will, and we cannot assure you that we will be able to retain them as the competition for workers with the specific skills that we require is significant. In order to attract and retain personnel in a competitive marketplace, we believe that we must provide a competitive compensation package, including cash and equity-based compensation. The unpredictability in our stock price may from time to time unfavorably affect our ability to recruit or retain employees. In addition, we may be unable to obtain required stockholder approvals of future increases in the number of shares available for issuance under our equity compensation plans, and accounting rules require us to treat the issuance of employee stock options and other forms of equity-based compensation as compensation expense. As a result, we may decide to issue fewer equity-based incentives and may be impaired in our efforts to attract and retain necessary personnel. If we are unable to hire and retain qualified employees, or conversely, if we fail to manage employee performance or reduce staffing levels when required by market conditions, our business and operating results could be adversely affected.

Similarly to every work place, from time to time, key personnel in our company may leave, which may in turn have a negative impact and result in significant disruptions to our operations, including harming the timeliness product release, the successful implementation and completion of company initiatives, effectiveness of our disclosure controls and procedures and our internal control over financial reports, and the results of our operations. Furthermore, recruiting, training and successfully integrating replacement employees could be time consuming and may result in additional disruptions to our operations, which could in turn negatively impact future revenues.

Third parties claiming that we infringe their proprietary rights could cause us to incur significant legal expenses and prevent us from selling our products.

There is a possibility of future claims that we allegedly infringed the intellectual property rights of others, including claims regarding patents, copyrights, and trademarks. In addition, former employers of our former, current, or future employees may assert claims that such employees have improperly disclosed to us the confidential or proprietary information of these former employers. Any such claim, with or without merit, could result in costly litigation and distract management from day-to-day operations. If we do not successfully defend our company of such claims, we could be forced to stop selling, or redesign our products, pay monetary amounts as damages, enter into royalty or licensing arrangements, or satisfy indemnification obligations that we have with some of our customers. We cannot assure you that any royalty or licensing arrangements that we may seek in such circumstances will be available to us on commercially reasonable terms or at all.

We must comply with governmental regulations setting privacy standards.

Governmental regulations setting environmental standards influence the design, components or operation of our products. New regulations and changes to current regulations are always possible and, in some jurisdictions, regulations may be introduced with little or no time to bring related products into compliance with these regulations. Our failure to comply with these regulations may prevent us from selling our products in certain countries. In addition, these regulations may increase our cost of supplying the product by forcing us to redesign existing products or to use more expensive designs or components. This may induce unexpected costs or operational complexities to bring products into compliance. Such could have an adverse effect on our revenues, gross profit margins and results of operations and increase the volatility of our financial results.

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The recent outbreak of COVID-19 or the new coronavirus may adversely affect our business.

On January 30, 2020, the World Health Organization (WHO) announced a global health emergency because of a new strain of coronavirus originating in Wuhan, China (the “COVID-19 outbreak”) and the risks to the international community as the virus spreads globally beyond the point of origin. In March 20, 2020 the WHO classified the COVID-19 outbreak as a pandemic, based on the rapid increase in exposure globally.

The full impact of the COVID-19 outbreak continues to evolve as of the date of these financial statements. As such, it is uncertain as to the full magnitude that the pandemic will have on the Company’s financial condition, liquidity, and future results of operations. Management is actively monitoring the impact of the global situation on its financial condition, liquidity, operations, suppliers, industry, and workforce. Given the daily evolution of the COVID-19 outbreak and the global responses to curb its spread, the Company is not able to estimate the effects of the COVID-19 outbreak on its results of operations, financial condition, or liquidity for fiscal year 2020.

Risks Related to Our Securities

There is not an active liquid trading market for the Company’s common stock.

The Company reports under the Exchange Act and its Common Stock is eligible for quotation on the OTC Markets. However, there is no regular active trading market in the Company’s Common Stock, and we cannot give an assurance that an active trading market will develop. If an active market for the Company’s Common Stock develops, there is a significant risk that the Company’s stock price may fluctuate dramatically in the future in response to any of the following factors, some of which are beyond our control:

●	Variations in our quarterly operating results;

●	Announcements that our revenue or income are below analysts’ expectations;

●	General economic slowdowns;

●	Sales of large blocks of the Company’s common stock; and

●	Announcements by us or our competitors of significant contracts, acquisitions, strategic partnerships, joint ventures or capital commitments.

Directors, executive officers, principal stockholders and affiliated entities own a significant percentage of our capital stock, and they may make decisions that our stockholders do not consider to be in their best interests.

As of the date of this current report on Form 8-K, our directors, executive officers, principal stockholders and affiliated entities beneficially own, in the aggregate, approximately 90% of our outstanding voting securities immediately following the Acquisition. Additionally, Ms. Gaya Rozensweig, one of our directors, holds Series A preferred Stock which allows her to vote with holders of the Common Stock on an as converted basis giving her effective control of any vote.

This concentration of ownership may have the effect of delaying or preventing a change in control of our company that may be favored by other stockholders. This could prevent transactions in which stockholders might otherwise recover a premium for their shares over current market prices. This concentration of ownership and influence in management and board decision-making could also harm the price of our capital stock by, among other things, discouraging a potential acquirer from seeking to acquire shares of our capital stock (whether by making a tender offer or otherwise) or otherwise attempting to obtain control of our company.

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The market price of our common stock may be volatile and such volatility could cause you to lose some or all of your investment.

The market price of our common stock can fluctuate, and as a result you could lose the value of your investment. The market price of our common stock may be affected by a number of factors, including:

●	Announcements of quarterly operating results and revenue and earnings predictions we made and failed to meet or be consistent with such earlier projections or the expectations of our investors.

●	Rumors, announcements, or press articles regarding our competitors’ operations, management, organization, financial condition, or financial statements.

●	Changes in revenue and earnings estimates by us or our investors.

●	Announcements of planned acquisitions or dispositions by us or by our competitors.

●	Announcement of a new or planned product to be released either by us, our competitors or our customers.

●	Acquiring or losing a significant customer.

●	Inquiries by the SEC, NASDAQ, law enforcement or other regulatory bodies.

●	Acts of terrorism, the threat of war, and other crises or emergency situations.

●	Economic slowdowns or the perception of an oncoming economic slowdown in any of the major markets in which we operate.

Because we became public by means of a reverse acquisition, we may not be able to attract the attention of brokerage firms.

We may be subject to additional risks because we became public through a reverse acquisition. Securities analysts of brokerage firms may not provide coverage of our company since there is little incentive for brokerage firms to recommend the purchase of our common stock. No assurance can be given that brokerage firms will want to conduct secondary offerings on our behalf in the future.

Our Board of Directors may issue and fix the terms of shares of our Preferred Stock without stockholder approval, which could adversely affect the voting power of holders of our Common Stock or any change in control of our Company.

Our Certificate of Incorporation authorizes the issuance of up to 10,000,000 shares of “blank check” preferred stock, with a $0.0007 par value per share (the “Preferred Stock”), with such designation rights and preferences as may be determined from time to time by the Board of Directors. Our Board of Directors is empowered, without shareholder approval, to issue shares of Preferred Stock with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of our Common Stock. In the event of such issuances, the Preferred Stock could be used, under certain circumstances, as a method of discouraging, delaying or preventing a change in control of our Company.

Our board of directors has significant control over us and we have yet to establish committees comprised of independent directors.

We only have two directors. Because of such limited number of directors, each of our board members has significant control over all corporate issues. Our directors were also the former owners of RNA.

We have not yet established board committees comprised of independent members. Our directors perform these functions, despite there not being independent directors. Thus, there is potential conflict in that our directors are also engaged in management and participated in decisions concerning management compensation and audit issues. While we intend to rectify this situation by expanding the board of directors and forming independent audit and compensation committees, there is no assurance that we will be able to do so.

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If we fail to maintain an effective system of internal controls, we may not be able to accurately report our financial results or detect fraud. Consequently, investors could lose confidence in our financial reporting and this may decrease the trading price of our stock.

We must maintain effective internal controls to provide reliable financial reports and to detect and prevent fraud. If we cannot provide reliable financial reports or prevent fraud, we may not be able to manage our business as effectively as would be possible with an effective control system in place. We have not performed an in-depth analysis to determine if historical undiscovered failures of internal controls exist, and may in the future discover areas of our internal control that need improvement.

We have been assessing our internal controls to identify areas that need improvement. We are in the process of implementing changes to internal controls but have not yet completed implementing these changes. Failure to implement these changes to our internal controls or any others that it identifies as necessary to maintain an effective system of internal controls could harm our operating results and cause investors to lose confidence in our reported financial information. Any such loss of confidence would have a negative effect on the trading price of our common stock.

We do not expect to pay dividends and investors should not buy our Common Stock expecting to receive dividends.

We do not anticipate that we will declare or pay any dividends in the foreseeable future. Consequently, you will only realize an economic gain on your investment in our Common Stock if the price appreciates. You should not purchase our Common Stock expecting to receive cash dividends. Since we do not pay dividends, and if we are not successful in establishing an orderly trading market for our shares, then you may not have any manner to liquidate or receive any payment on your investment. Therefore, failure to pay dividends may result in you not seeing any return on your investment even if our business operations are successful. In addition, because we do not pay dividends, we may have trouble raising additional funds which could affect our ability to expand our business operations.

We are likely to raise additional funds, finance acquisitions or develop strategic relationships by issuing capital stock.

We have financed our operations, and we expect to continue to finance our operations, acquisitions and develop strategic relationships, by issuing equity or convertible debt securities, which could significantly reduce the percentage ownership of our existing stockholders. Furthermore, any newly issued securities could have rights, preferences and privileges senior to those of our existing Common Stock. Moreover, any issuances of equity securities made by us may be at or below the prevailing market price of our Common Stock and in any event may have a dilutive impact on your ownership interest, which could cause the market price of our Common Stock to decline.

We may also raise additional funds through the incurrence of debt, and the holders of any debt we may issue would have rights superior to your rights in the event we are not successful and are forced to seek the protection of the bankruptcy laws.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common and preferred stock owned beneficially as of April 29, 2020 (after giving effect to the Merger) by: (i) our directors and executive officer; and (ii) each person or group of persons known by us to beneficially own more than 5% of our outstanding shares of common stock. Unless otherwise indicated, the shareholders listed below possess sole voting and investment power with respect to the shares they own.

Name of Beneficial Owner	COMMON STOCK		% of class (Common Stock) (1)	SERIES A PREFERRED STOCK (5)	% of class (Series A Preferred)	SERIES B PREFERRED STOCK	% of class (Series B Preferred)
Officers and Directors
Giora Rozensweig, Interim Chief Executive Officer	—	(2)	—	—	—	—	—
Gaya Rozensweig, Director	28,621,107,648	(3)	6.0%	2,500,000	50%	—	—
George Baumeohl. Director	17,683,333,334	(3)	3.71%	2,500,000	50%	—	—

5% or More Shareholders
UCG, Inc. (3)	387,000,000,000	(4)	81.17%			3,870,000	100%
Total Held by Officers and Directors of Each Class	46,304,440,982		9.71%	5,000,000	100%	—	—

1.	Based on 89,789,407,996 shares of Common Stock outstanding as of April 28, 2020.

2.	Gaya Rozensweig is the spouse of Giora Rozensweig. While the shares of Common Stock are held as of record by Gaya Rozensweig, both persons may be deemed to control the voting and disposition of these shares.

3.	The sole shareholders and directors of UCG, Inc. are Gaya Rozensweig and George Baumeohl and, as such, they may be deemed to beneficially own these shares The address of UCG Inc. is 1825 NW Corporate Blvd. Suite 110, Boca Raton, Florida 33431.

4.	Represents the shares of Common Stock into which the Series B Preferred Shares, representing the consideration, are automatically convertible (without any further action) upon the increase in the authorized Common Stock of the Company.

5.	The Series A Preferred Stock were issued in August 2019 to each of Gaya Rozensweig and George Baumeohl. The Series A Preferred Stock is authorized to vote with the Common Stock in all stockholder meetings that the Common Stock may vote and each share has voting power equal to 10,000 votes per share.

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Item 9.01 Financial Statements and Exhibits.

a)	Financial Statements of Businesses Acquired.

The Company intends to file the consolidated financial statements of UCG (which will include the information relating to RNA) required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

b)	Pro Forma Financial Information.

The Company intends to file the consolidated financial statements of UCG (which will include the information relating to RNA) required by Item 9.01(b) as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

Exhibits

Exhibit No.	Description

10.1	Agreement and Plan of Merger among the Company, R2GA, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, UCG, Inc., a Florida corporation, SG 77 Inc., a Delaware corporation and wholly-owned subsidiary of Seller, and RNA Ltd., an Israeli company and a wholly owned subsidiary of SG (“RNA”)
10.2	Certificate of Designation of the Series B Preferred Stock, Setting Forth the Powers, Preferences, Rights, Qualifications, Limitations and Restrictions of such Series Preferred Stock

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: April 30, 2020

World Health Energy Holdings, Inc.

By:	/s/ Giora Rozensweig
Interim Chief Executive Officer

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